                                                                EXHIBIT 10.24(d)



                              SECOND AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT ("Amendment") is made and entered into as of the 11th day of October, 1996, among NORWOOD PROMOTIONAL PRODUCTS, INC., a Texas corporation ("Norwood"), and THE FROST NATIONAL BANK ("Frost Bank"), individually, as the Issuing Bank and as the Agent, and each financial institution that is a signatory hereto or becomes a party hereto as provided in Section 10.7 (individually, a "Bank" and collectively, the "Banks").

                                    RECITALS

         A. Norwood, the Agent, the Issuing Bank and the other Banks have heretofore entered into the Amended and Restated Credit Agreement dated as of July 26, 1995 (as amended, modified, restated and supplemented from time to time, the "Credit Agreement").

         B. Norwood and the Banks desire to amend the Credit Agreement to extend the Acquisition Availability Period and the Term Loan Availability Period as provided herein.


                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good, fair and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the terms and provisions of the Original Credit Agreement are amended and restated as follows:

         1.      Defined Terms and Related Matters.

                 (a) Unless otherwise defined herein, the capitalized terms used herein which are defined in the Credit Agreement shall have the meanings specified therein.

                 (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

         2.      Amendments.  The Credit Agreement shall be amended as follows:

                 (a) The definition of Term Commitment Termination Date in Annex B attached to the Credit Agreement is hereby amended to read in its entirety as follows:

                          "Term Commitment Termination Date" means the earlier
                 of (i) December 31, 1997 and (ii) the date upon which the Term Commitments of all Banks have been terminated pursuant to the terms of this Agreement.

                 (b) The definition of Acquisition Commitment Termination Date in Annex B attached to the Credit Agreement is hereby amended to read in its entirety as follows:
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                          "Acquisition Commitment Termination Date" means the
                 earlier of (i) December 31, 1997 and (ii) the date upon which the Acquisition Commitments of all Banks have been terminated pursuant to the terms of this Agreement.

         3. In order to induce the Agent and the Banks to enter into this Amendment, Norwood and each Subsidiary of Norwood hereby represent and warrant to the Agent and the Banks that, as of the date of this Amendment, (a) the representations and warranties set forth in the Credit Agreement and each other Loan Document to which it is a party are true and correct as if made on and as of the date hereof (other than those representations and warranties expressly limited by their terms to a specific date), (b) no Default or Event of Default has occurred and is continuing, except to the extent that such Default or Event of Default has been waived in Waiver Letter signed by the Banks, and (c) no event has occurred since the date of the most recent financial statements delivered pursuant to Section 5.1 of the Credit Agreement that has caused a Material Adverse Effect.

         4. Norwood hereby acknowledges and agrees that no facts, events, status or conditions presently exist which, either now or with the passage of time or the giving of notice or both, presently constitute or will constitute a basis for any claim or cause of action against any of the Banks, or any defense to the payment of any of the indebtedness evidenced or to be evidenced by any of the Loan Documents.

         5. Each Subsidiary of Norwood covenants and agrees that, as to the Subsidiary Guaranty Agreement executed and delivered by such Subsidiary in favor of the Banks as part of the Security Documents, (a) such Subsidiary Guaranty Agreement is an unconditional guarantee of payment and performance and not of collection, (b) such Subsidiary Guaranty Agreement represents the primary, absolute and unconditional obligation of such Subsidiary, and (c) such Subsidiary Guaranty Agreement is a continuing guarantee and shall remain in full force and effect until the termination of the obligations of the Banks to make Loans or issue Letters of Credit and the indefeasible payment in full of the Obligations (as defined in each such Subsidiary Guaranty Agreement).

         6. As to each Security Document executed in favor of the Banks, Norwood and each Subsidiary of Norwood hereby ratify and confirm the liens and security interests of the Banks in and to all collateral covered by each such Security Document to which it is a party as security for the prompt and full payment and performance of the obligations secured by each such Security Document. In furtherance of the foregoing, all liens and security interests of each such Security Document (which are hereby acknowledged to be valid and subsisting) are hereby carried forward, continued, extended, modified and renewed to secure the prompt and full payment and performance of the obligations secured by each such Security Document.

         7. As to each Security Document executed in favor of Norwood or Norcorp and collaterally assigned, ultimately, in favor of the Banks, Norwood and each Subsidiary of Norwood hereby ratify and confirm the liens and security interests of the Banks, as collateral assignees, in and to all collateral covered by each such Security Document to which it is a party as security for the prompt and full payment and performance of the obligations secured by each such Security Document. In furtherance of the foregoing, all liens and security interests of each such Security Document (which are hereby acknowledged to be valid and subsisting) are hereby carried forward, continued, extended, modified and renewed to secure the prompt and full payment and performance of the obligations secured by each such Security Document.





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         8.      Each Loan Document is hereby amended and modified to the
extent necessary to give full force and effect to the terms of this Amendment, and each such Loan Document shall hereafter be construed and interpreted after giving full force and effect to the terms of this Amendment. As amended, modified and supplemented pursuant to this Amendment, Norwood and each Subsidiary of Norwood hereby ratify, confirm and restate each Loan Document to which it is a party and agrees that each such Loan Document shall continue in full force and effect. Each of the Loan Documents now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, or as further evidence of or security for or in connection with the Credit Agreement, as amended hereby, is hereby amended to the extent necessary so that any reference in any such documents, instruments or agreements to the Credit Agreement shall be a reference to the Credit Agreement, as amended hereby.

         9. In the event that any one or more of the provisions contained in this Amendment shall be determined invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision or provisions in every other respect and the remaining provisions of this Amendment shall not be impaired in any way.

         10. When required or implied by the context used, defined terms used herein shall include the plural as well as the singular, and vice versa.

         11. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Texas and applicable federal laws of the United States of America. This Amendment has been entered into in Bexar County, Texas and shall be performable for all purposes in Bexar County, Texas. The courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Amendment; and any such dispute shall be heard in the county or judicial district of the principal place of business of The Frost National Bank.

         12. This Amendment shall be binding upon and inure to the benefit of all parties hereto and their respective successors and assigns; provided, however, that neither Norwood nor any of its Subsidiaries nor any of their respective successors or assigns may, without the prior written consent of all of the Banks, assign any rights, powers, duties or obligations hereunder.

         13. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

         14.     This Amendment constitutes a Loan Document.

         15. Upon execution of this Agreement by the Banks, Norwood and each of its Subsidiaries shall deliver to the Agent, in form and substance satisfactory to the Agent, the certificates and documents described on Annex A.

         16. Upon execution of this Agreement by the Banks, Norwood shall pay the Agent, for the ratable account of the Banks, a non-refundable amendment fee equal to $11,516.69.


                           [signatures on next page]





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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the day and year first above written.

                                        NORWOOD:

                                        NORWOOD PROMOTIONAL PRODUCTS, INC.


                                        By: /s/ J. Max Waits
                                            ---------------------------------
                                            J. Max Waits,
                                            Secretary, Treasurer and Chief
                                            Financial Officer

                                        BANKS:

                                        THE FROST NATIONAL BANK,
                                        Individually, as the Agent and the
                                        Issuing Bank



                                        By: /s/ Victor J. Harris
                                            ---------------------------------
                                            Victor J. Harris, Vice President


                                        THE BOATMEN'S NATIONAL BANK OF
                                        ST. LOUIS



                                        By: /s/ Juan A. Cazorla
                                            ---------------------------------
                                            Juan A. Cazorla, Vice President


                                        BANQUE PARIBAS



                                        By: /s/ Deanna C. Walker
                                            ---------------------------------
                                            Deanna C. Walker, Assistant Vice
                                            President


                                        By: /s/ Kenneth E. Moore, Jr.
                                            ---------------------------------
                                            Kenneth E. Moore, Jr.,
                                            Vice President




                      [signatures continued on next page]





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                                        SUBSIDIARIES:

                                        NORCORP, INC.


                                        By: /s/ J. Max Waits
                                            ---------------------------------
                                            J. Max Waits, Secretary, Treasurer
                                            and Chief Financial Officer

                                        RADIO CAP COMPANY, INC.



                                        By: /s/ J. Max Waits
                                            ---------------------------------
                                            J. Max Waits, Secretary

                                        BARLOW PROMOTIONAL PRODUCTS, INC.



                                        By: /s/ J. Max Waits
                                            ---------------------------------
                                            J. Max Waits, Secretary

                                        KEY INDUSTRIES, INC.



                                        By: /s/ J. Max Waits
                                            ---------------------------------
                                            J. Max Waits, Secretary

                                        ARTMOLD PRODUCTS CORPORATION



                                        By: /s/ J. Max Waits
                                            ---------------------------------
                                            J. Max Waits, Secretary

                                        AIR-TEX CORPORATION



                                        By: /s/ J. Max Waits
                                            ---------------------------------
                                            J. Max Waits, Secretary





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                                    ANNEX A



         1. Norwood and each of its Subsidiaries shall have provided to the Agent a certificate signed by the secretary of such corporation, which secretary's office and signature shall be confirmed by another officer of such corporation, dated as of the effective date of this Amendment attaching thereto or containing therein, and certifying as to the following: (i) corporate resolutions, as in effect and neither revoked nor rescinded, duly adopted by the board of directors of such corporation authorizing the execution, delivery and performance of this Amendment and all other documents, instruments and agreements in connection therewith (the "Amendment Documents") to which it is or will be a party, and the transactions contemplated thereby; and (ii) names, incumbency and specimen signatures of the officers of such corporation authorized to execute and deliver the Amendment Documents to which such corporation is a party.

         2. All other documents requested by the Agent in connection with this Amendment.





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